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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 3
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT ("AMENDMENT NO. 3") is made as of the date set forth below by and between INSITUFORM TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and ROBERT W. AFFHOLDER (the "EMPLOYEE").

                                    Recitals

         A. The Company and Employee entered into an Employment Agreement dated October 25, 1995, as amended as of October 25, 1998 and as of December 31, 1999 (collectively, the "AMENDED AGREEMENT").

         B. The Company and Employee desire to extend the term of the Amended Agreement as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

         1. Paragraph A of Section II of the Amended Agreement is hereby deleted in its entirety and replaced with the following:

                   "A. Subject to the provisions of this Agreement hereinafter contained, for purposes of this Agreement the period (herein referred to as the "Employment Term") of the Employee's obligations under Section I hereof shall commence on the date hereof and continue until December 31, 2001."

         2. Except as set forth herein, the Amended Agreement shall remain in full force and effect and continue to bind the parties hereto. This Amendment No. 3 contains the entire agreement of the parties with respect to the subject matter herein and supersedes all other understandings, oral or written, with respect thereto. This Amendment No. 3 may be executed in counterparts, each of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of December 31, 2000.

EMPLOYEE:                            COMPANY:

                                     INSITUFORM TECHNOLOGIES, INC.


  /s/ Robert W. Affholder            By:      /s/ Anthony W. Hooper
-------------------------------            ------------------------
Robert W. Affholder                        Anthony W. Hooper, Chairman,
                                           President and Chief Executive Officer